                                                                     Exhibit 24
                        The Travelers Insurance Company

                               Power of Attorney

                              C. Robert Henrikson
                Chairman, President and Chief Executive Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Chairman, President and Chief Executive Officer of The Travelers Insurance Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), Travelers Retirement Account Annuity (File No. 333-69793), Retirement Fixed Account Option (File
No. 333-84176), Registered Fixed Account Option (File No. 333-120754), Target Maturity (File No. 333-83072), Fixed Annuity (File No. 333-103909), Target Maturity Series II (File No. 333-123002), Target Maturity (File No. 333-126255) and Registered Fixed Account Option (File No. 333-113268) and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2006.

                                                  /s/ C. Robert Henrikson
                                                  -----------------------------
                                                  Signature

                        The Travelers Insurance Company

                               Power of Attorney

                             Leland C. Launer, Jr.
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Insurance Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), Travelers Retirement Account Annuity (File
No. 333-69793), Retirement Fixed Account Option (File No. 333-84176), Registered Fixed Account Option (File No. 333-120754), Target Maturity (File No. 333-83072), Fixed Annuity (File No. 333-103909), Target Maturity Series II (File No. 333-123002), Target Maturity (File No. 333-126255) and Registered Fixed Account Option (File No. 333-113268), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2006.

                                                  /s/ Leland C. Launer, Jr.
                                                  -----------------------------
                                                  Signature

                        The Travelers Insurance Company

                               Power of Attorney

                                 Lisa M. Weber
                                   Director

   KNOW ALL MEN BY THESE PRESENTS, that I, a director of The Travelers Insurance Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), Travelers Retirement Account Annuity (File
No. 333-69793), Retirement Fixed Account Option (File No. 333-84176), Registered Fixed Account Option (File No. 333-120754), Target Maturity (File No. 333-83072), Fixed Annuity (File No. 333-103909), Target Maturity Series II (File No. 333-123002), Target Maturity (File No. 333-126255) and Registered Fixed Account Option (File No. 333-113268), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of February, 2006.

                                                  /s/ Lisa M. Weber
                                                  -----------------------------
                                                  Signature

                        The Travelers Insurance Company

                               Power of Attorney

                               Stanley J. Talbi
               Senior Vice President and Chief Financial Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Financial Officer of The Travelers Insurance Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), Travelers Retirement Account Annuity (File No. 333-69793), Retirement Fixed Account Option (File
No. 333-84176), Registered Fixed Account Option (File No. 333-120754), Target Maturity (File No. 333-83072), Fixed Annuity (File No. 333-103909), Target Maturity Series II (File No. 333-123002), Target Maturity (File No. 333-126255) and Registered Fixed Account Option (File No. 333-113268), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 17th day of February, 2006.

                                                  /s/ Stanley J. Talbi
                                                  -----------------------------
                                                  Signature

                        The Travelers Insurance Company

                               Power of Attorney

                           Joseph J. Prochaska, Jr.
              Senior Vice President and Chief Accounting Officer

   KNOW ALL MEN BY THESE PRESENTS, that I, Senior Vice President and Chief Accounting Officer of The Travelers Insurance Company, a Connecticut company, do hereby appoint Michele H. Abate, Paul G. Cellupica, Richard S. Collins, John
E. Connolly, Jr., James L. Lipscomb, Gina C. Sandonato, Myra L. Saul and Marie
C. Swift, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute and file any instrument or document to be filed as part of or in connection with or in any way related to the Registration Statements and any and all amendments thereto, filed by said Company under the Securities Act of 1933 and/or the Investment Company Act of 1940, in connection with T Mark (File No. 033-33691), Travelers Retirement Account Annuity (File No. 333-69793), Retirement Fixed Account Option (File
No. 333-84176), Registered Fixed Account Option (File No. 333-120754), Target Maturity (File No. 333-83072), Fixed Annuity (File No. 333-103909), Target Maturity Series II (File No. 333-123002), Target Maturity (File No. 333-126255) and Registered Fixed Account Option (File No. 333-113268), and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder with or without the others.

   IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of February, 2006.

                                                  /s/ Joseph J. Prochaska, Jr.
                                                  -----------------------------
                                                  Signature